UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2026

Tavia Acquisition Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42430	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204 Newark, DE	19711
(Address of principal executive offices)	(Zip Code)

(212) 506-6298
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share and one Right	TAVIU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	TAVI	The Nasdaq Stock Market LLC
Rights, each Right to acquire one-tenth (1/10) of one Ordinary Share	TAVIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 5, 2026, Tavia Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of up to $540,000 to its sponsor, Tavia Sponsor Pte. Ltd. (the “Sponsor”), to be drawn down in connection with the previously announced contributions of up to $60,000 per month (the “Contributions”) by the Sponsor or its designees to the trust account established in connection with the Company’s initial public offering (the “Trust Account”), as described in the Proxy Statement (as defined below). The Note does not bear interest and the principal balance will be payable on the earlier of: (i) the date on which the Company consummates its initial business combination and (ii) the date that the winding up of the Company is effective. In the event that the Company does not consummate an initial business combination, the Note will be repaid only from amounts remaining outside of the Trust Account, if any. The Note is subject to customary events of default, the occurrence of certain of which automatically triggers the unpaid principal balance of the Note and all other sums payable with regard to the Note becoming immediately due and payable.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

The information included in Item 5.07 of this Current Report is incorporated by reference in this Item 1.01 to the extent required herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 to the extent required herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report is incorporated by reference into this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 2, 2026, the Company held an extraordinary general meeting of shareholders (the “Extension Meeting”) to consider and vote upon certain matters set forth in the definitive proxy statement related to the Extension Meeting filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on May 12, 2026 (the “Proxy Statement”). On May 4, 2026, the record date for the Extension Meeting (the “Record Date”), there were 15,920,833 ordinary shares, par value $0.0001 per share, of the Company (“Ordinary Shares”) issued and outstanding. At the Extension Meeting, 14,006,791 Ordinary Shares, representing approximately 87.978% of the issued and outstanding Ordinary Shares as of the Record Date, were present in person (including by virtual attendance) or by proxy and constituted a quorum for the transaction of business.

At the Extension Meeting, the Company’s shareholders approved a proposal to amend the Company’s amended and restated memorandum and articles of association (the “Articles”), by way of special resolution, in the form set forth as Annex A to the Proxy Statement (the “Articles Amendment”), to extend the date by which the Company must consummate an initial business combination from June 5, 2026 (the “Previous Termination Date”) to March 5, 2027, or such earlier date as determined by the Company’s board of directors, for a total extension of up to nine months after the Previous Termination Date (the “Articles Amendment Proposal”). Approval of the Articles Amendment Proposal required a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the Ordinary Shares entitled to vote thereon and voted in person (including by virtual attendance) or by proxy at the Extension Meeting.

Set forth below are the final voting results for the Articles Amendment Proposal:

For	Against	Abstain	Broker Non-Votes
10,670,952	3,334,839	1,000	0

The proposal set forth as the “Adjournment Proposal” in the Proxy Statement was not presented to the Company’s shareholders for vote at the Extension Meeting.

Effective upon the approval of the Articles Amendment Proposal, on June 2, 2026, the Articles were amended pursuant to the Articles Amendment. A copy of the Articles Amendment is filed as Exhibit 3.1 to this Current Report and incorporated herein by reference.

Item 8.01. Other Events.

In connection with the approval of the Articles Amendment Proposal, the Company’s public shareholders elected to redeem 7,167,225 Ordinary Shares at a redemption price of approximately $10.66 per share, for an aggregate redemption amount of approximately $76.4 million (the “Redemption”). After the satisfaction of the Redemption, the balance in the Trust Account will be approximately $46.2 million and an aggregate of 8,753,608 Ordinary Shares will remain outstanding.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Contributions to the Trust Account and the completion of the Redemption. These statements are based on current expectations on the date of this Current Report and involve a number of risks and uncertainties that may cause actual results to differ significantly, including those risks set forth in the Proxy Statement, the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other documents filed by the Company with the SEC. Copies of such filings are available on the SEC’s website at www.sec.gov. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amendments to the Amended and Restated Memorandum and Articles of Association of Tavia Acquisition Corp., effective as of June 2, 2026
10.1	Promissory Note issued by Tavia Acquisition Corp. in favor of Tavia Sponsor Pte. Ltd., dated June 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAVIA ACQUISITION CORP.

By:	/s/ Kanat Mynzhanov
Name:	Kanat Mynzhanov
Title:	Chief Executive Officer

Date: June 5, 2026

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